SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Valued Advisers Trust

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Valued Advisers Trust

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

December 19, 2014

Dear Shareholder:

A Special Meeting of the Shareholders of Valued Advisers Trust will be held on December 19, 2014 at 9:00 a.m., Eastern Time.

The Trust’s Board of Trustees is seeking your vote for three nominees for Trustee identified in the enclosed Proxy Statement.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Funds in which you are invested.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

Carol Highsmith

Secretary

VALUED ADVISERS TRUST

Angel Oak Multi-Strategy Income Fund

BFS Equity Fund

BRC Large Cap Focus Equity Fund

Cloud Capital Strategic Mid-Cap Fund

Cloud Capital Strategic Large-Cap Fund

Dana Large Cap Equity Fund

Dreman Contrarian Small Cap Value Fund

Golub Group Equity Fund

Granite Value Fund

Green Owl Intrinsic Value Fund

LS Opportunity Fund

Sound Mind Investing Balanced Fund

Sound Mind Investing Fund

SMI Dynamic Allocation Fund

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on December 19, 2014:

This Proxy Statement is Available online at the Following Websites:

This Proxy Statement is available online at: http://www.proxyonline.com/docs/valuedadvisers.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Valued Advisers Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on December 19, 2014 at the offices of the Trust (2960 N. Meridian St., Suite 300, Indianapolis, Indiana), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect three nominees to the Board of Trustees, as described in the accompanying Proxy Statement.

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends you vote FOR each nominee to the Board of Trustees identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on October 24, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.proxyonline.com/docs/valuedadvisers.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-877-536-1559.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

Carol Highsmith

Secretary

November 18, 2014

PROXY STATEMENT

VALUED ADVISERS TRUST

Angel Oak Multi-Strategy Income Fund

BFS Equity Fund

BRC Large Cap Focus Equity Fund

Cloud Capital Strategic Mid-Cap Fund

Cloud Capital Strategic Large-Cap Fund

Dana Large Cap Equity Fund

Dreman Contrarian Small Cap Value Fund

Golub Group Equity Fund

Granite Value Fund

Green Owl Intrinsic Value Fund

LS Opportunity Fund

Sound Mind Investing Balanced Fund

Sound Mind Investing Fund

SMI Dynamic Allocation Fund

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Valued Advisers Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on December 19, 2014 at 9:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on October 24, 2014 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately November 21, 2014.

The Trustees recommend that you vote:

1.	For the election of each nominee to the Board.

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Fourteen series of shares of the Trust had shareholders as of October 24, 2014 (each, a “Fund” and collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each nominee.

PROPOSAL 1

ELECTION OF TRUSTEES

Introduction. Proposal 1 is to elect three Trustees to the Board. The nominees are Ira Cohen, Andrea N. Mullins and R. Jeffrey Young. If elected, Mr. Cohen and Ms. Mullins would each be an “Independent Trustee.” If elected, Mr. Young would be an “Interested Trustee.” Each Nominee currently serves as a Trustee.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there are three Trustees and two of them have previously been elected by shareholders. As such, two of the three Nominees have previously been appointed by shareholders, and by electing the Nominees now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

By written consent dated October 24, 2014, the current Trustees of the Trust nominated for election the three Nominees to serve on the Board of Trustees of the Trust. The Nominees are: Ira Cohen, Andrea N. Mullins, and R. Jeffrey Young. Mr. Young is an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his position with the Trust’s Distributor (Mr. Young is referred to as the “Interested Nominee” or “Interested Trustee”). Each of the other Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Trust’s current Board members who are not “interested persons.”

The shareholders of the Funds are being asked to vote for the election of the Nominees at this Special Meeting. If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

Board of Trustees.    Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Ira Cohen – Mr. Cohen has over 33 years of experience in the financial services industry, including in an executive management role. He was selected to serve as Trustee of the Trust based primarily on his comprehensive understanding of the Trust’s operations and investments.

Andrea N. Mullins – Ms. Mullins has over 20 years of experience in the mutual fund industry, including experience in management, accounting and financial reporting.

R. Jeffrey Young – Mr. Young has over 25 years of experience in the financial services industry, including as an officer and trustee of other mutual funds. He also has extensive experience in an executive management role with two different mutual fund servicing companies, including the Trust’s administrator. Mr. Young was selected to serve as Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations, including the regulatory framework under which the Trust must operate.

The following is a list of the Nominees and their principal occupation over the last five years. Except as shown, the principal occupations and business experience for the last five years of the Nominees have been with the employers indicated.

INDEPENDENT TRUSTEE NOMINEES

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Ira Cohen, 55, Independent Trustee, June 2010 to present.	Independent financial services consultant (February 2005 – present).	Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund since May 2014. Trustee for the Angel Oak Funds Trust since October 2014.

Andrea N. Mullins, 47, Independent Trustee, December 2013 to present.	Private investor; Independent Contractor, Seabridge Wealth Management, LLC, since April 2014; Principal Financial Officer, Treasurer and Secretary, Eagle Family of Funds (mutual fund family) and Vice President, Eagle Asset Management, Inc. (investment adviser) each from 2004 to 2010.	None.

INTERESTED TRUSTEE NOMINEE

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
R. Jeffrey Young, 50, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, Valued Advisers Trust since February 2010.	Senior Vice President, Huntington Asset Services, Inc., since January 2010 and Director since May 2014; Director, Unified Financial Securities, since May 2014; Chief Executive Officer, Huntington Funds, since February 2010; Chief Executive Officer, The Huntington Strategy Shares, since November 2010; Trustee and Chairman, Capitol Series Trust, since September 2013; President and Chief Executive Officer, Dreman Contrarian Funds, from March 2011 to February 2013; Trustee, Valued Advisers Trust, from August 2008 to January 2010; and Managing Director and Chief Operating Officer of Professional Planning Consultants, from 2007 to 2010.	None.

*	The address for each Trustee Nominee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208. If elected by shareholders of the Trust, the Nominees would oversee all portfolios of the Trust and any new portfolios added to the Trust in the future.

**	As of the date of this Proxy Statement, the Trust consists of 14 series.

The Board of Trustees supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board of Trustees is R. Jeffrey Young, who is an “interested person” of the Trust, as that term is defined under the 1940 Act. The Board of Trustees does not have a Trustee, who is not an “interested person” of the Trust (“Independent Trustee”), as that term is defined under the 1940 Act, designated as a lead Independent Trustee. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters. The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Committees of the Board of Trustees.    For the year ended September 30, 2014, the Board of Trustees of the Trust met six times. Each Trustee (other than Ms. Mullins who became a Trustee on December 11, 2013) attended 100% of the meetings during the year ended September 30, 2014.

The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters. The Board of Trustees currently has established three standing committees: the Audit Committee, the Pricing Committee and the Governance and Nominating Committee.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. During the twelve-month period ending September 30, 2014, the Audit Committee met five times.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Fund’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. During the twelve-month period ending September 30, 2014, the Pricing Committee met four times.

The Governance and Nominating Committee consists of the Independent Trustees and oversees general Trust governance-related matters. The Governance and Nominating Committee’s purposes, duties and powers are set forth in its written charter, which is included in Exhibit A. The Governance and Nominating Committee may consider nominees recommended by the Funds’ shareholders. Information on shareholder submission of trustee candidates is included in the charter contained in Exhibit A. During the twelve-month period ending September 30, 2014, the Governance and Nominating Committee met two times.

Shareholder Communication with Trustees.    The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the number of shares held by the shareholder. Shareholders may send communications to the Trustees to the following address:

To the Attention of the Board of Trustees

c/o Valued Advisers Trust

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

Compensation.    Each Fund of the Trust pays a portion of the overall Independent Trustee compensation expenses, which is based on the total number of series in the Trust and the total assets of each series relative to the overall assets of the Trust. As a result, the amount paid by a Fund will increase or decrease as series are added or removed from the Trust. Effective January 1, 2014, each Trustee who is not an “interested person” of the Trust receives a base compensation of $30,000. Each Independent Trustee will also receive additional compensation for serving as the chairperson of one of the Trust’s standing committees.

Compensation received from the Trust for the year ended September 30, 2014:

Independent Trustees	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Ira Cohen	$30,000	$0	$0	$30,000
Andrea N. Mullins**	$30,000	$0	$0	$30,000
Dr. Merwyn R. Vanderlind***	$500	$0	$0	$500

*	As of the date of this Proxy Statement, the Trust consists of 14 series.

**	Ms. Mullins was appointed Independent Trustee to the Trust effective December 11, 2013

***	Dr. Vanderlind resigned as a Trustee to the Trust effective January 15, 2014.

Trustee Ownership of Fund Shares.    The table below shows the range of equity securities beneficially owned by each Trustee/Nominee as of September 30, 2014 in each Fund and in all Funds in the aggregate within the Valued Advisers Trust complex.

Name of Trustee/Nominee and Funds	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds of the Trust Overseen by Trustee/Nominee
Ira Cohen		None
Angel Oak Multi-Strategy Income Fund	None
BFS Equity Fund	None
BRC Large Cap Focus Equity Fund	None
Cloud Capital Strategic Mid-Cap Fund	None
Cloud Capital Strategic Large-Cap Fund	None
Dana Large Cap Equity Fund	None
Dreman Contrarian Small Cap Value Fund	None
Golub Group Equity Fund	None
Granite Value Fund	None
Green Owl Intrinsic Value Fund	None
LS Opportunity Fund	None
Sound Mind Investing Balanced Fund	None
Sound Mind Investing Fund	None
SMI Dynamic Allocation Fund	None

Andrea N. Mullins		None
Angel Oak Multi-Strategy Income Fund	None
BFS Equity Fund	None
BRC Large Cap Focus Equity Fund	None
Cloud Capital Strategic Mid-Cap Fund	None
Cloud Capital Strategic Large-Cap Fund	None
Dana Large Cap Equity Fund	None
Dreman Contrarian Small Cap Value Fund	None
Golub Group Equity Fund	None
Granite Value Fund	None
Green Owl Intrinsic Value Fund	None
LS Opportunity Fund	None
Sound Mind Investing Balanced Fund	None
Sound Mind Investing Fund	None
SMI Dynamic Allocation Fund	None

R. Jeffrey Young
Angel Oak Multi-Strategy Income Fund	$1 to $10,000	$1 to $10,000
BFS Equity Fund	None
BRC Large Cap Focus Equity Fund	None
Cloud Capital Strategic Mid-Cap Fund	None
Cloud Capital Strategic Large-Cap Fund	None
Dana Large Cap Equity Fund	None
Dreman Contrarian Small Cap Value Fund	None
Golub Group Equity Fund	None
Granite Value Fund	None
Green Owl Intrinsic Value Fund	None
LS Opportunity Fund	None
Sound Mind Investing Balanced Fund	None
Sound Mind Investing Fund	None
SMI Dynamic Allocation Fund	None

As of September 30, 2014, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

Ownership of Securities of Advisors, Distributor, or Related Entities.    As of September 30, 2014, none of the Independent Trustee Nominees and/or their immediate family members own securities of an investment adviser to the Trust, the Distributor, or any entity controlling, controlled by, or under common control with an investment adviser or the Distributor.

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
R. Jeffrey Young, 50, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, Valued Advisers Trust since February 2010.	Senior Vice President, Huntington Asset Services, Inc., since January 2010 and Director since May 2014; Director, Unified Financial Securities, since May 2014; Chief Executive Officer, Huntington Funds, since February 2010; Chief Executive Officer, The Huntington Strategy Shares, since November 2010; Trustee and Chairman, Capitol Series Trust, since September 2013; President and Chief Executive Officer, Dreman Contrarian Funds, from March 2011 to February 2013; Trustee, Valued Advisers Trust, from August 2008 to January 2010; and Managing Director and Chief Operating Officer of Professional Planning Consultants, from 2007 to 2010.	None.

John C. Swhear, 53, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007 and Director since May 2014; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007 and Director since May 2014; President, Unified Series Trust, since March 2012, and Senior Vice President from May 2007 to March 2012; Chief Compliance Officer and AML Officer, Capitol Series Trust, since September 2013; Secretary, Huntington Funds, from April 2010 to February 2012; President and Chief Executive Officer, Dreman Contrarian Funds, from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, from 2007 to March 2010.	None.

Carol J. Highsmith, 49, Vice President, August 2008 to present; Secretary, March 2014 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November 1994; currently Vice President of Legal Administration; Secretary, Cross Shore Discovery Fund since May 2014.	None.

Matthew J. Miller, 38, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July 1998; currently Vice President of Relationship Management; Vice President, Huntington Funds, since February 2010; President and Chief Executive Officer, Capitol Series Trust, since September 2013.	None.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Brian W. Ashmus, 41 Treasurer and Principal Financial Officer, December 2013 to present.	Vice President, Financial Administration, Huntington Asset Services, Inc., the Trust’s administrator, since September 2013; Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds, since November 2013; Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., from May 2005 to September 2013.	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	As of the date of this Proxy Statement, the Trust consists of 14 series.

Required Vote.    Pursuant to the Trust’s Declaration of Trust and By-Laws, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE

“FOR”

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Methods of Tabulation.    The shareholders of each Fund vote together as a single class on the election of Trustees. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the “Tellers”) for the Special Meeting. The Tellers will count the total number of votes cast “for” approval of the election of Trustees for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes have any effect on the outcome of the election.

Other Business.    The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.    Proxies may be revoked at any time before they are voted either (i) by a written revocation delivered to the Trust, (ii) by a properly executed later-dated proxy received by the Trust, (iii) by an in-person vote at the Special Meeting, or (iv) by written notice of death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to the proxy is counted. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Shareholder Proposals.    Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment.    If a quorum is not present or represented at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Special Meeting may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of one-third of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Annual and Semi-Annual Reports.    The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-800-862-3863 or write to us at 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208.

Proxy Solicitation Costs.    The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Trust. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The Trust has engaged AST Fund Solutions to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation. The costs of these services are expected be approximately $151,545. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to AST Fund Solutions, LLC, 55 Challenger Road, Ridgefield Park, NJ 07660 or made by telephone by calling 1-877-536-1559.

Outstanding Shares.    The shares outstanding of each Fund of the Trust as of October 24, 2014 are as follows:

Angel Oak Multi-Strategy Income Fund:	265,634,361
BFS Equity Fund:	1,457,785
BRC Large Cap Focus Equity Fund:	1,113,811
Cloud Capital Strategic Mid-Cap Fund:	1,182,690
Cloud Capital Strategic Large-Cap Fund:	905,927
Dana Large Cap Equity Fund:	1,958,523
Dreman Contrarian Small Cap Value Fund:	6,268,964
Golub Group Equity Fund:	2,327,030
Granite Value Fund:	929,154
Green Owl Intrinsic Value Fund:	3,845,730
LS Opportunity Fund:	14,052,622
Sound Mind Investing Balanced Fund:	2,657,722
Sound Mind Investing Fund:	20,315,521
SMI Dynamic Allocation Fund:	12,285,088

Beneficial Ownership.    Exhibit B sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Fund.

INVESTMENT ADVISERS AND FUND INFORMATION

Investment Advisers.

Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Road, N.W., Suite 500, Atlanta, Georgia 30305 serves as the investment adviser to the Angel Oak Multi-Strategy Income Fund.

Bradley, Foster & Sargent, Inc., 185 Asylum Street, City Place II, Hartford, Connecticut 06103 serves as the investment adviser to the BFS Equity Fund.

BRC Investment Management, LLC, 8400 East Prentice Avenue, Suite 1401, Greenwood Village, Colorado 80111 serves as the investment adviser to the BRC Large Cap Focus Equity Fund.

Cloud Capital, LLC, 5314 South Yale, Suite 606, Tulsa, Oklahoma 74135 serves as the investment adviser to each of the Cloud Capital Strategic Mid-Cap Fund and the Cloud Capital Strategic Large-Cap Fund.

Dana Investment Advisors, Inc., 15800 W. Bluemound Road, Suite 250, Brookfield, Wisconsin 53005 serves as the investment adviser to the Dana Large Cap Equity Fund.

Dreman Value Management, LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311 serves as the investment adviser to the Dreman Contrarian Small Cap Value Fund.

Golub Group, LLC, 1850 Gateway Drive, Suite 100, San Mateo, California 94404 serves as the investment adviser to the Golub Group Equity Fund.

Granite Investment Advisors, 11 South Main Street, Suite 501, Concord, New Hampshire 03301 serves as the investment adviser to the Granite Value Fund.

Kovitz Investment Group, LLC, 115 S. LaSalle Street, 27th Floor, Chicago, Illinois 60603 serves as the investment adviser to the Green Owl Intrinsic Value Fund.

Long Short Advisors, LLC, 1818 Market Street, 33rd Floor, Suite 3323, Philadelphia, Pennsylvania 19103 serves as the investment adviser to the LS Opportunity Fund and Independence Capital Asset Partners, LLC, 1400 16th Street, Suite 520, Denver, Colorado 80202 serves as the sub-adviser to the LS Opportunity Fund.

SMI Advisory Services, LLC, 11135 Baker Hollow Road, Columbus, Indiana 47201 serves as the investment adviser to each of the Sound Mind Investing Balanced Fund, Sound Mind Investing Fund and the SMI Dynamic Allocation Fund. Scout Advisory Services, LLC, through its Reams Asset Management division, serves as the sub-adviser to each of the Sound Mind Investing Balanced Fund and the SMI Dynamic Allocation Fund.

Administrator, Transfer Agent, Dividend Disbursing Agent and Fund Accountant.    Huntington Asset Services, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 serves as the Trust’s administrator, transfer agent, dividend disbursing agent and fund accountant.

Distributor.    Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 serves as the distributor for shares of the Funds.

Custodian.    FOLIOfn Investments, Inc., 8180 Greensboro Drive, 8th Floor, McLean, Virginia 22102, serves as Custodian of the investments of the Cloud Capital Strategic Large Cap Fund and the Cloud Capital Strategic Mid Cap Fund. Citibank, N.A., 388 Greenwich St., New York, NY 10013 serves as Custodian of the investments of the LS Opportunity Fund. Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 serves as the custodian of the investments of each of the remaining Funds.

Independent Registered Public Accounting Firm.    Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115serves as the independent registered public accounting firm for the Funds.

Legal Counsel.    The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211 serves as legal counsel to the Trust and the Funds.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants.    The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected Cohen Fund Audit Services, Ltd. (“Cohen”) as the independent registered public accounting firm to audit and certify the financial statements of each of the Funds. As such, pursuant to the 1940 Act, the Funds’ shareholders are not being asked at this time to ratify the selection of Cohen. Representatives of Cohen will not be present at the Special Meeting.

Audit Fees.    The aggregate fees billed by Cohen to the Trust with respect to the Funds for each of the last two fiscal years (FYE refers to fiscal year end) were:

Fund	2012	2013	2014
Angel Oak Multi-Strategy Income Fund (FYE 1.31)	—	$29,700	$37,500
BFS Equity Fund (FYE 5.31)*	—	—	$12,500
BRC Large Cap Focus Equity Fund (FYE 10.31)**+	—	$12,500	—
Cloud Capital Strategic Mid-Cap Fund and Cloud Capital Strategic Large Cap Fund (FYE 5.31)	—	$26,000	$25,000
Dana Large Cap Equity Fund (FYE 10.31)**	$8,750	$12,500	—
Dreman Contrarian Small Cap Value Fund (10.31)**	$31,222	$12,500	—
Golub Group Equity Fund (FYE 1.31)	—	$12,500	$12,500
Granite Value Fund (FYE 10.31)**	$12,500	$12,500	—
Green Owl Intrinsic Value Fund (FYE 10.31)**	$12,500	$12,500	—
LS Opportunity Fund (FYE 5.31)	—	$12,500	$13,500
Sound Mind Investing Balanced Fund, Sound Mind Investing Fund and SMI Dynamic Allocation Fund (FYE 10.31)**	$26,500	$40,000	—

*	The BFS Equity Fund commenced operations on November 8, 2013.

**	The Fund is a 10/31 fiscal year end Fund and, as such, does not have fiscal year end information for October 31, 2014 as of the date of this proxy statement.

+	The BRC Large Cap Focus Equity Fund commenced operations on December 21, 2012.

Audit-Related Fees.    The aggregate fees billed by Cohen to the Trust with respect to the Funds for each of the last two fiscal years were:

Fund	2012	2013	2014
Angel Oak Multi-Strategy Income Fund (FYE 1.31)	—	$0	$0
BFS Equity Fund (FYE 5.31)*	—	—	$0
BRC Large Cap Focus Equity Fund (FYE 10.31)**+	—	$0	—
Cloud Capital Strategic Mid-Cap Fund and Cloud Capital Strategic Large-Cap Fund (FYE 5.31)	—	$0	$0
Dana Large Cap Equity Fund (FYE 10.31)**	$0	$0	—
Dreman Contrarian Small Cap Value Fund (FYE 10.31)**	$0	$0	—
Golub Group Equity Fund (FYE 1.31)		$0	$0
Granite Value Fund (FYE 10.31)**	$0	$0	—
Green Owl Intrinsic Value Fund (FYE 10.31)**	$0	$0	—
LS Opportunity Fund (FYE 5.31)	—	$0	$0
Sound Mind Investing Balanced Fund, Sound Mind Investing Fund and SMI Dynamic Allocation Fund (FYE 10.31)**	$0	$0	—

*	The BFS Equity Fund commenced operations on November 8, 2013.

**	The Fund is a 10/31 fiscal year end Fund and, as such, does not have fiscal year end information for October 31, 2014 as of the date of this proxy statement.

+	The BRC Large Cap Focus Equity Fund commenced operations on December 21, 2012.

Tax Fees.    The aggregate fees billed by Cohen to the Trust for the Funds for each of the last two fiscal years were:

Fund	2012	2013	2014
Angel Oak Multi-Strategy Income Fund (FYE 1.31)	—	$2,500	$2,500
BFS Equity Fund (FYE 5.31)*	—	—	$2,500
BRC Large Cap Focus Equity Fund (FYE 10.31)**+	—	$2,500	—
Cloud Capital Strategic Mid-Cap Fund and Cloud Capital Strategic Large-Cap Fund (FYE 5.31)	—	$5,000	$5,000
Dana Large Cap Equity Fund (FYE 10.31)**	$1,600	$2,500	—
Dreman Contrarian Small Cap Value Fund (FYE 10.31)**	$7,096	$2,500	—
Golub Group Equity Fund (FYE 1.31)	—	$2,500	$2,500
Granite Value Fund (FYE 10.31)**	$2,500	$2,500	—
Green Owl Intrinsic Value Fund (FYE 10.31)**	$2,500	$2,500	—
LS Opportunity Fund (FYE 5.31)**	—	$2,500	$2,500
Sound Mind Investing Balanced Fund, Sound Mind Investing Fund and SMI Dynamic Allocation Fund (FYE 10.31)**	$5,500	$7,500	—

*	The BFS Equity Fund commenced operations on November 8, 2013.

**	The Fund is a 10/31 fiscal year end Fund and, as such, does not have fiscal year end information for October 31, 2014 as of the date of this proxy statement.

+	The BRC Large Cap Focus Equity Fund commenced operations on December 21, 2012.

For each of the Funds, other than the Cloud Capital Strategic Mid-Cap Fund and Cloud Capital Strategic Large-Cap Fund, in the two most recently completed fiscal years, no fees were billed by Cohen with regard to the Funds that would be disclosed under the caption “All Other Fees.” With regard to the Cloud Capital Strategic Mid-Cap Fund and Cloud Capital Strategic Large-Cap Fund, $20,000 was billed by Cohen in each of the fiscal years ended 2014 and 2013 relating to Rule 17f-1 Examination.

The percentage of services that were approved by the Audit Committee in regard to the “all other fees” category were 0% in fiscal year ended 2014 and 0% in fiscal year ended 2013.

Pre-Approval Policies of the Audit Committee.    The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

During the audit of the Trust’s financial statements for the most recent fiscal year, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Cohen performed no services for the Trust’s investment advisers or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trust.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

Governance and Nominating Committee Charter

Valued Advisers Trust

Governance and Nominating Committee Membership

1.	The Governance and Nominating Committee of Valued Advisers Trust (“Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

APPENDIX A TO THE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

VALUED ADVISERS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance and Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Governance and Nominating Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Governance and Nominating Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Governance and Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Governance and Nominating Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance and Nominating Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Governance and Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance and Nominating Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

EXHIBIT B

BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund of the Trust as of October 24, 2014.

FUND NAME	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
Angel Oak Multi Strategy Income Fund-A	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	6.95%

	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	33.03%

	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086	32.06%

Angel Oak Multi Strategy Income Fund-C	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086	50.01%

	Merrill Lynch Pierce Fenner and Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	24.47%

Angel Oak Multi Strategy Income Fund-I	Merrill Lynch Pierce Fenner and Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	14.13%

	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086	32.88%

	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	25.48%

BFS Equity Fund	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	56.77%

BRC Large Cap Focus Equity Fund	Jay A. Brammer 10291 N. Meridian St. Suite 200 Indianapolis, IN 46290	12.16%

	Cindy D. Brammer 10291 N. Meridian St. Suite 200 Indianapolis, IN 46290	9.33%

	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	49.88%

	Band & Co. P.O. Box 1787 Milwaukee, WI 53201	27.01%

FUND NAME	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
Cloud Capital Strategic Large-Cap Fund	Foliofn Investments Inc. 8180 Greensboro Dr. 8th Floor McLean, VA 22102	33.09%

	Wilmington Trust P.O. Box 52129 Phoenix, AZ 85072	5.35%

	TD Ameritrade P.O. Box 17748 Denver, CO 80217	60.63%

Cloud Capital Strategic Mid-Cap Fund	TD Ameritrade P.O. Box 17748 Denver, CO 80217	35.79%

	Foliofn Investments Inc. 8180 Greensboro Dr. 8th Floor McLean, VA 22102	58.59%

Dana Large Cap Equity Fund-A	TD Ameritrade P.O. Box 2226 Omaha, NE 68103	12.25%

	First Clearing, LLC 2801 Market St. Glen Allen, VA 23060	16.39%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	5.54%

Dana Large Cap Equity Fund-Inst	Fifth Third Bank 5001 Kingsley Dr. Dept. 3385 Cincinnati, OH 45263	5.07%

	NFS, LLC 212 E. High St. Jefferson City, MO 65101	9.79%

	NFS, LLC 1555 N. Rivercenter Dr. Suite 302 Milwaukee, WI 53212	14.05%

	Fifth Third Bank 5001 Kingsley Dr. Dept. 3385 Cincinnati, OH 45263	11.71%

	Dana Investment Advisors, Inc. P.O. Box 1067 Brookfield, WI 53008	5.07%

Dana Large Cap Equity Fund-N	NFS, LLC 1555 N. Rivercenter Dr. Suite 302 Milwaukee, WI 53212	22.73%

	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	33.20%

FUND NAME	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
	TD Ameritrade P.O. Box 2226 Omaha, NE 68103	12.71%

	NFS, LLC 100 Magellan Way Covington, KY 41015	8.86%

	JFM, Inc. 1301 W. 22nd St. Suite 900 Oak Brook, IL 60523	9.12%

Dreman Contrarian Small Cap Value Fund-A	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	8.21%

	MG Trust Company 717 17th St. Suite 1300 Denver, CO 80202	5.92%

	UBS Financial Services, Inc. 33 South 6th St. Minneapolis, MN 55402	11.00%

	UBS Financial Services, Inc. 1629 10th St. Kirkland, WA 98033	36.82%

Dreman Contrarian Small Cap Value Fund-I	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	71.60%

Dreman Contrarian Small Cap Value Fund-R	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	7.81%

	National Financial Services P.O. Box 3908 Church St. Station New York. NY 10008	44.18%

	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	34.85%

Golub Group Equity Fund	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	94.82%

	National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	5.18%

Granite Value Fund	Granite Investment Advisors Inc. 11 South Main St. Suite 501 Concord, NH 03301	14.35%

	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	57.43%

FUND NAME	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
Green Owl Intrinsic Value Fund	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	38.47%

LS Opportunity Fund	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	6.73%

	National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	67.05%

SMI Dynamic Allocation Fund	NFSC P.O. Box 31759 Saint Louis, MO 63131	30.85%

	TD Ameritrade P.O. Box 2226 Omaha, NE 68103	16.27%

	Charles Schwab & Co. 101 P.O. Box 31759 Saint Louis, MO 63131	21.63%

Sound Mind Investing Balanced Fund	NFSC 2960 North Meridian St. Indianapolis, IN 46208	33.28%

	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	15.03%

	TD Ameritrade P.O. Box 2226 Omaha, NE 68103	16.87%

Sound Mind Investing Fund	Charles Schwab & Co. 101 P.O. Box 31759 Saint Louis, MO 63131	16.40%

	NFSC P.O. Box 31759 Saint Louis, MO 63131	25.85%

	TD Ameritrade P.O. Box 2226 Omaha, NE 68103	12.41%

PROXY CARD

Valued Advisers Trust

Proxy for a meeting of shareholders to be held on December 19, 2014

The undersigned hereby appoints R. Jeffrey Young and Carol J. Highsmith as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund(s) listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at 9:00 a.m., Eastern Time, on December 19, 2014 at the offices of Valued Advisers Trust at 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Dated
Signature(s) (Title(s), if applicable):	(Sign in the Box)

Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience. Please refer to the back of the proxy card for additional information regarding the proposal.

Please fill in a box as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

1. To elect each nominee to the Board of Trustees. (For all shareholders)	FOR	WITHHOLD
NOMINEES: (1) Ira Cohen; (2) Andrea N. Mullins; (3) R. Jeffrey Young.	all nominees listed for all funds (except as marked to the contrary below)	authority to vote for all nominees for all funds

	☐	☐

2. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

Instruction: To withhold authority to vote for any individual nominee for a particular fund, write the nominee’s name in the space provided below: